UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Republic Bancshares of Texas, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

REPUBLIC BANCSHARES OF TEXAS, INC.

6809 FM 1960 West

Houston, Texas 77069

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 20, 2004

Shareholders of Republic Bancshares of Texas, Inc.:

The 2004 Annual Meeting of Shareholders (the “Meeting”) of Republic Bancshares of Texas, Inc. (the “Company”) will be held at the Northwest Freeway Office of Republic National Bank (the “Bank”) at 14604 Northwest Freeway (Highway 290 at Windfern), Houston, Texas, on Tuesday, April 20, 2004, beginning at 4:00 p.m. (local time), for the following purposes:

1.	To elect five directors to serve on the Board of Directors of the Company until the Company’s 2005 annual meeting of shareholders and until their successors are duly elected and qualified or until their earlier resignation or removal;

2	To consider and act upon a proposal to amend the Republic Bancshares of Texas, Inc. 1998 Stock Option Plan, as amended and restated, to increase the number of shares of Common Stock issuable thereunder from 324,000 shares to 447,000 shares;

3.	To consider and act upon a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $1.00 per share (“Common Stock”), that the Company has the authority to issue from 5,000,000 shares to 20,000,000 shares;

4.	To consider and act upon a proposal to ratify the appointment of KPMG LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2004; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on March 15, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof. A list of shareholders entitled to vote at the Meeting will be available for inspection by any shareholder at the offices of the Company during ordinary business hours for a period of at least ten days prior to the Meeting.

By order of the Board of Directors,

C. P. Bryan President and Chief Executive Officer

Houston, Texas

March 25, 2004

It is important that your stock be represented at the Meeting, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please complete, date, and sign the enclosed proxy and return it in the accompanying envelope promptly. If you attend the Meeting, you will have the right to revoke your proxy and vote your shares in person. No additional postage is necessary if the proxy is mailed in the United States. The proxy is revocable in the manner described in the Proxy Statement at any time before it is voted at the Meeting.

REPUBLIC BANCSHARES OF TEXAS, INC.

6809 FM 1960 West

Houston, Texas 77069

March 25, 2004

PROXY STATEMENT

FOR

2004 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, APRIL 20, 2004

SOLICITATION, REVOCABILITY AND VOTING OF PROXIES

This Proxy Statement is being furnished to shareholders of Republic Bancshares of Texas, Inc. (the “Company”) for solicitation of proxies on behalf of the Board of Directors of the Company for use at the 2004 Annual Meeting of Shareholders of the Company to be held at the Northwest Freeway Office of Republic National Bank (the “Bank”) at 14604 Northwest Freeway, Houston, Texas, on Tuesday, April 20, 2004, beginning at 4:00 p.m. (local time), and any adjournment thereof (the “Meeting”) for the purposes set forth in this Proxy Statement and the accompanying Notice of 2004 Annual Meeting of Shareholders (“Notice of Meeting”). This Proxy Statement, the Notice of Meeting and the enclosed form of proxy will first be sent to shareholders on or about March 25, 2004.

Voting of Proxies

Shares represented at the Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned form of proxy, the proxies intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the shareholders as set forth herein.

The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy received by the Board of Directors may be voted with respect thereto in accordance with the judgment of the proxies. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Meeting for which advance notice was not received by the Company in accordance with the Company’s Bylaws.

Revocability of Proxies

Any proxy given by a shareholder may be revoked by such shareholder at any time before it is exercised by submitting to the Secretary of the Company a duly executed proxy bearing a later date, delivering to the Secretary of the Company a written notice of revocation, or attending the Meeting and voting in person. If your shares are held in street name with a bank or broker, you must contact your bank or broker if you wish to revoke your proxy.

Solicitation

The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of the mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the common stock, par value $1.00 per share, of the Company (the “Common Stock”) held of record by such persons, and the Company will reimburse them for their reasonable expenses incurred in this connection.

Annual Report

The Company’s Annual Report to Shareholders, including financial statements, for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, accompanies but does not constitute part of this proxy statement.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of Common Stock at the close of business on March 15, 2004 (the “Record Date”), are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. At that time, there were outstanding 1,951,798 shares of Common Stock, which is the only outstanding class of voting securities of the Company. A majority of the outstanding shares of Common Stock must be represented at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Except for in the election of directors, each shareholder will have one vote for each share of Common Stock registered, on the Record Date, in such holder’s name on the books of the Company.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item.

A broker or nominee who holds shares in street or nominee name has the authority to vote on certain items when it has not received instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” A broker or nominee cannot vote shares of Common Stock on the proposals (i) to approve the amendment to the 1998 Stock Option Plan and (ii) to approve the amendment to the Company’s Articles of Incorporation without specific instructions from the shareholder. Shares held of record by a broker or nominee that are voted on any matter are included in determining whether a quorum exists.

In electing directors, each shareholder will have the right to vote the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of his shares shall equal, or to distribute them on the same principal among as many candidates as he shall think fit. A shareholder who intends to cumulate his votes must give prior written notice to the Secretary of the Company on or before the day preceding the election of directors. If cumulative voting rights are not exercised, directors will be elected by a plurality of the votes cast in person or by proxy. Accordingly, the five nominees to the Board of Directors receiving the highest number of votes cast by the holders of Common Stock will be elected. Because the election of directors is determined by a plurality vote, abstentions and broker non-votes will not affect such election.

The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock is required to approve the proposed amendment to the Company’s Articles of Incorporation. Abstentions and broker non-votes will have the effect of a vote against this proposal.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented at the Meeting is required to approve the amendment to the Company’s 1998 Stock Option Plan and to ratify the appointment of the auditors. Abstentions will have the effect of a vote against these proposals. Broker non-votes will be deemed shares not present to vote on such matters and will not count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such matters.

ITEM 1.

ELECTION OF DIRECTORS

Election Procedures: Term of Office

The Board of Directors currently consists of five directors. The term of office of the current directors expires at the Meeting. The Board of Directors has nominated C. P. Bryan, Gerald W. Bodzy, Donn C. Fullenweider, James C. Hassell and Wayne C. Owen for election as directors at the Meeting. Messrs. Bryan, Bodzy, Fullenweider, Hassell and Owen are currently serving as directors.

The five nominees receiving the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Meeting will be elected. Shareholders are entitled to cumulate votes in the election of directors, upon prior written notice to the Company, which means that each shareholder has the right to vote the number of shares owned by him for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of his shares shall equal, or to distribute them on the same principal among as many candidates as he shall think fit. As long as five persons have been nominated to fill the five director positions, cumulative voting will have no impact on the election of directors.

Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of Common Stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one or more but not all of the nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom such authority is not withheld. If a shareholder gives notice to cumulate his votes, the proxies may likewise, in their discretion, cumulate votes with respect to the shares represented by proxy.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors, however, has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

Any director vacancy occurring after the election may be filled only by a majority of the remaining directors, even if less than a quorum of the Board of Directors. A director elected to fill a vacancy will be elected for the unexpired portion of the term of his predecessor in office.

Nominees for Election

The following table sets forth certain information with respect to each nominee for election as a director of the Company:

Name	Positions	Age	Director since

C. P. Bryan	Chairman of the Board of the Company and the Bank; President and Chief Executive Officer of the Company and the Bank	53	1998

Gerald W. Bodzy	Director of the Company and the Bank	52	2002

Donn C. Fullenweider	Director of the Company and the Bank	69	1998

James C. Hassell	Director of the Company and the Bank	66	1998

Wayne C. Owen	Director of the Company and the Bank	64	2001

C. P. Bryan. Mr. Bryan is Chairman of the Board, President and Chief Executive Officer of the Company and has served in these same positions for the Bank since its inception in 1998. Mr. Bryan has over 30 years of banking experience. From 1978 to 1998, he was employed by Sterling Bank, Houston, Texas and most recently served as Vice Chairman of the Board and Chief Credit Officer. Mr. Bryan was involved in the formation of approximately six de novo banking offices for Sterling Bank and participated in the integration of approximately six acquired banking offices. He also served as an Executive Vice President and Director of Sterling Bancshares, Inc. Mr. Bryan holds a Bachelor of Business Administration degree from the University of Texas.

Gerald W. Bodzy. Mr. Bodzy was appointed as a director in September 2002 and had previously served as an advisory director of the Bank since September 2000. He is currently an independent consultant and private investor. From 1990 through 2000, he was employed as an investment banker by Stephens, Inc., where he served as Senior Vice President and Managing Director. From 1979 to 1990, Mr. Bodzy was employed by Smith Barney, Inc. as an investment banker, serving as a Managing Director from 1986 to 1990. He holds a Bachelor of Arts degree and a Doctor of Jurisprudence from the University of Texas at Austin.

Donn C. Fullenweider. Mr. Fullenweider has engaged in the practice of law for forty years and owns a private law firm in the San Felipe/West Loop area of Houston, Texas. He served as a director of Riverway Bank for three years and also served as an advisory board member for two years. Mr. Fullenweider holds a Bachelor of Science degree in Journalism from the University of Houston and a Doctor of Jurisprudence from the University of Houston Law Center.

James C. Hassell. Mr. Hassell has served as a director since the Bank’s inception. He has been in the commercial construction industry for the last forty years, including the last twenty in Northwest Houston, the Bank’s initial market area. Mr. Hassell served as a director and executive committee member of Sterling Bancshares, Inc. for eight years.

Wayne C. Owen. Mr. Owen was appointed as a director of the Bank in January 2001. Mr. Owen has been in the electrical supply business all of his business career. Mr. Owen served on the board of directors of Guardian Bank for twenty-five years and on the board of Sterling Bancshares, Inc. for two years following Guardian’s acquisition by Sterling. Mr. Owen attended the University of Texas and the University of Houston.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the executive officers of the Company and the Bank:

Name	Positions	Age
C. P. Bryan	Chairman of the Board, President and Chief Executive Officer of the Company and the Bank	53

R. John McWhorter	Secretary/Treasurer and Chief Financial Officer of the Company; Executive Vice President and Chief Financial Officer of the Bank	39

R. John McWhorter. Mr. McWhorter is Secretary/Treasurer and Chief Financial Officer of the Company and has served as Executive Vice President and Chief Financial Officer of the Bank since June 2003. Mr. McWhorter brings over fifteen years of banking, bank auditing and public accounting experience to the Bank. He was most recently Senior Vice President and Controller of a large regional bank where he was employed for more than thirteen years. Prior to joining the Company, he was employed by Coopers & Lybrand L.L.P. He graduated from the University of Texas at Austin with a BBA in accounting in 1987 and is a certified public accountant. He recently served on the Finance Council at Saint Cecilia Catholic Church and has served in other civic organizations.

Each officer of the Company is elected by the Board of Directors of the Company and holds office until his successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Operation of the Board of Directors

The Board of Directors of the Company held four meetings during 2003. The Company was formed in September 2001 to serve as a holding company for the Bank. During 2003, the Board of Directors of the Bank held twelve meetings. No director attended less than 75% of the aggregate of the (i) total number of meetings of the Board and (ii) total number of meetings held by committees on which he served.

Director Compensation

The Board of Directors of the Company plans to meet quarterly, if required. Directors of the Company do not receive direct compensation for their services, however, each director of the Company also serves as a director of the Bank and is compensated for his services in that capacity. For the 2003 fiscal year, non-employee directors and non-employee advisory directors of the Bank received a fee of $500 for each meeting of the Bank’s Board of Directors attended. For the 2003 fiscal year, non-employee directors received a fee of $200 for each Bank committee meeting attended. The Bank has one non-employee advisory director.

Committees of the Board of Directors

The Company’s Board of Directors has two committees, the Audit and Compensation Committees, which are described below.

Audit Committee. The Board of Directors has established an Audit Committee. The primary purpose of the Audit Committee is to provide independent and objective oversight with respect to the Company’s financial reports and other financial information provided to shareholders and others, the Company’s internal controls and the Company’s audit, accounting and financial reporting processes generally. The Audit Committee reports to the Board of Directors concerning such matters. The Company’s Board of Directors has not adopted a written charter for the Audit Committee. During 2003, the Audit Committee held four meetings. The Audit Committee is comprised of Messrs. Bodzy, Fullenweider, Hassell and Owen. Each of the members is an “independent director” of the Company, as defined in the rules of The NASDAQ Stock Market, Inc.

The Board of Directors has determined that the Audit Committee does not have an “audit committee financial expert” (as that term is defined in rules and regulations of the Securities and Exchange Commission) serving on the Audit Committee. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in the individual’s financial sophistication. Further, the Board believes that at least one of the current members of the Audit Committee has a level of experience and knowledge necessary to meet the requisite “financial sophistication” qualifications under the rules of The NASDAQ Stock Market. Accordingly, the Board believes that the directors who serve on the Audit Committee have the sufficient knowledge and experience necessary to fulfill the duties and the obligations of the Audit Committee.

Compensation Committee. The Company’s Compensation Committee is responsible for making recommendations to the Board of Directors with respect to the compensation of the Bank’s executive officers and is responsible for the establishment of policies dealing with various compensation and employee benefit matters. The Compensation Committee also administers the Company’s stock option plan and makes recommendations to the Board of Directors as to option and award grants to Company employees under such plan. During 2003, the Compensation Committee held three meetings.

Independent Directors

The Company’s Board of Directors is comprised of five directors. The Board of Directors has determined that the following directors are independent directors under the corporate listing standards of the NASDAQ Stock Market: Gerald W. Bodzy, Donn C. Fullenweider, James C. Hassell and Wayne C. Owen.

Code of Ethics

The Company’s Board of Directors have adopted a Code of Ethics that applies to the Chief Executive Officer and Senior Financial Officers. A copy of the Code of Ethics can be obtained at no charge by making a written request to the Corporate Secretary, Republic Bancshares of Texas, Inc., 6809 FM 1960 West, Houston, Texas 77069.

NOMINATING PROCEDURES

General. The Company does not have a standing nominating committee. The director nominees to be elected at this meeting were recommended for nomination by the Board of Directors. The Board has not elected to have a nominating committee since four of the Company’s five directors who participate in the director nomination process are independent directors, as defined under the rules of The NASDAQ Stock Market, Inc.

Going forward, the independent directors, acting separately, intend to consider nominees to serve as directors of the Company and recommend such persons to the Board of Directors. The independent directors will also consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The independent directors may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the independent directors do not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the director’s resources, the independent directors will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the independent directors, a shareholder should submit the following information in writing, addressed to the Chairman of the Audit Committee, care of the Corporate Secretary, at the Company’s main office:

1. The name of the person recommended as a director candidate;

2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4. As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s Common Stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s Common Stock; and

5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Board of Directors at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Criteria for Director Nominees. The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. The Board of Directors has historically considered the following in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; and any other factors the directors deem relevant, including size of the Board of Directors and regulatory disclosure obligations. The Board considered these same criteria when they recommended the nominees for election at the 2004 annual meeting of shareholders.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the independent directors and the Board will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Process for Identifying and Evaluating Director Nominees.

With respect to nominations for directors to serve until the 2005 annual meeting of shareholders, the Board was responsible for the nominations process. In future years, the Board has determined that the independent directors of the Company will be responsible for the process relating to director nominations, including identifying, interviewing and selecting individuals who may be nominated for election to the Board of Directors. The process that the independent directors intend to follow when they identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the independent directors will rely on personal contacts of the members of the Board of Directors as well as their knowledge of members of the Bank’s local communities. The independent directors will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above in the paragraph titled “Procedures to be Followed by Shareholders.” The Board has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the independent directors will determine whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the independent directors intend to conduct a check of the individual’s background and interview the candidate.

Shareholder Communications

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Written communications may be made to the Board of Directors or to specific members of the board by delivering them to the intended addressee, care of Corporate Secretary, Republic Bancshares of Texas, Inc., 6809 F.M. 1960 West, Houston, Texas 77069.

In addition, the Board of Directors encourages directors to attend the annual meeting of shareholders. Five directors attended the Company’s 2003 annual meeting of shareholders held on April 22, 2003.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The Company is a bank holding company and conducts its operations through its subsidiary, the Bank. The officers of the Company also serve as officers of the Bank as set forth herein. Such persons are compensated by the Bank and receive no separate compensation for their services to the Company. However, the Company may determine that such compensation is appropriate in the future.

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by the Bank to or on behalf of the Company’s and the Bank’s President and Chief Executive Officer and the other executive officer of the Company and the Bank for the years ended December 31, 2003, 2002 and 2001:

Name and principal position	Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options	All Other Compensation(1)
C. P. Bryan President and Chief Executive Officer of the Company and the Bank	2003 2002 2001	$250,000 225,000 185,000	$87,500 — 50,000	$	— — —	— — —	$8,155 5,500 5,250

R. John McWhorter(2) Secretary, Treasurer and Chief Financial Officer of the Company; Executive Vice President and Chief Financial Officer of the Bank	2003	$135,000	$35,000		—	10,000	$2,326

(1)	Represents contributions made by the Company to the 401(k) plan for the above named executive officers.
(2)	Mr. McWhorter joined the Company on June 16, 2003.

Amounts reported in the above table do not include the cost or value of the use of a car provided to Mr. Bryan, nor do they include expenses of membership in certain clubs and organizations. While some personal benefit may be derived therefrom, the expenses are considered by the Company to be ordinary, necessary and reasonable relative to its business and such expenses did not, in any event, exceed 10% of total cash compensation for any single executive officer.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning stock options granted to the executive officers named in the Summary Compensation Table during the year ended December 31, 2003:

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%	10%
R. John McWhorter	10,000	40.4%	$17.50	6/16/2013	$110,056	$278,905

(1)	Options to purchase 24,750 shares of Common Stock were granted to the Company’s employees during the year ended December 31, 2003.
(2)	These amounts represent certain assumed rates of appreciation based on the actual option term and annual compounding from the date of the grant. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on future performance of the Common Stock and overall stock market conditions. There can be no assurance that the stock appreciation amounts reflected in this table will be achieved.

Stock Option Exercises and Fiscal Year-End Option Values

The following table sets forth certain information concerning option exercises during the year ended December 31, 2003 and any value realized thereon by the executive officers named in the Summary Compensation Table, and the number and value of unexercised options held by such executive officers at December 31, 2003:

	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the Money Options at December 31, 2003(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
C. P. Bryan	—	—	68,000	—	$665,720	$—
R. John McWhorter	—	—	—	10,000	—	22,900

(1)	The “value realized” represents the difference between the exercise price of the option shares and the market price of the option shares on the date of exercise without considering any taxes which may have been owed.
(2)	The value of the unexercised options is calculated based on $19.79 per share. The Company’s common stock is seldom traded and to arrive at the price shown, management of the Company used the price of the Common Stock in two recent trades of which management is aware.

Securities authorized for issuance under equity compensation plans

The Company currently has options outstanding. The options were granted under the Company’s 1998 Stock Option Plan, which was approved by the Bank’s shareholders and assumed by the Company in connection with its formation. The following table provides information as of December 31, 2003 regarding the Company’s equity compensation plans under which the Company’s equity securities are authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders (1)	247,950	$11.74	67,450
Equity compensation plans not approved by security holders	—	—	—

Total	247,950	$11.74	67,450

(1)	The information set forth in this table is as of December 31, 2003 and does not include information regarding the proposed amendment to the Company’s 1998 Stock Option Plan to be voted on at the Meeting. For information about the proposed amendment, see “Item 2. Approval of Increase in Shares Issuable Under the Company’s 1998 Stock Option Plan” starting on page 18 of this Proxy Statement.

Stock Option Plan

The Republic National Bank 1998 Stock Option Plan (“Bank Option Plan”) was adopted by the Board of Directors and approved by shareholders of the Bank on October 30, 1998. In 2000, the directors of the Bank and shareholders approved an amendment to the Bank Option Plan to increase the number of shares available for issuance under the Bank Option Plan. Upon consummation of the holding company formation on September 7, 2001, the Company assumed all of the Bank’s obligations and liabilities under the Bank Option Plan and will issue shares of Company Common Stock in lieu of Bank common stock. The Bank Option Plan was amended and restated and renamed the Republic Bancshares of Texas, Inc. 1998 Stock Option Plan (“1998 Plan”). Subject to adjustment as provided in the 1998 Plan, there are currently 324,000 shares of Common Stock reserved for issuance pursuant to the 1998 Plan.

The Board of Directors has adopted an amendment, subject to shareholder approval, to increase the number of shares of Common Stock issuable pursuant to the 1998 Plan to 447,000. See “Item 2. Approval of Increase in Shares Issuable Under the Company’s 1998 Stock Option Plan.” As of February 27, 2004, there were options to purchase 243,650 shares of Common Stock outstanding at exercise prices ranging from $10.00 to $17.50, 175,390 of which were exercisable as of such date. All options expire ten years from the date of grant.

The 1998 Plan is intended to serve as an important means of attracting and retaining capable personnel who will be needed for the continued growth and success of the Company. The 1998 Plan permits the holder of an option to purchase the number of shares of Common Stock covered by the option at a price established by a committee, composed of certain members of the board of directors, at the time the option is granted. Issuance of shares pursuant to an option granted under the 1998 Plan will increase the number of shares of Common Stock outstanding and reduce proportionately the percentage of ownership of the Company by other shareholders.

Employee Stock Purchase Plan

The Republic National Bank Employee Stock Purchase Plan was adopted by the Board of Directors in March 2001. The plan was approved by the Bank’s shareholders on June 19, 2001 and became effective on August 1, 2001. As of September 7, 2001, the Company assumed all of the Bank’s obligations and liabilities under the purchase plan and shares of Company Common Stock are issued in lieu of Bank common stock. The purchase plan was amended and restated and renamed the Republic Bancshares of Texas, Inc. Employee Stock Purchase Plan (“Purchase Plan”). The Purchase Plan is intended to provide increased incentives to employees of the Company and the Bank and to strengthen the identification of such employees with the shareholders.

The Purchase Plan authorizes the offer and sale of up to 300,000 shares of Common Stock to employees of the Company and its subsidiaries, including the Bank. The Purchase Plan is implemented through three-month purchase periods beginning every January 1, April 1, July 1 and October 1. The offering price per share will be an amount equal to 85% of the fair market value of the Common Stock on the last day of the applicable purchase period. The shares will be purchased as soon as administratively feasible after the last day of each purchase period (“Purchase Date”). Pursuant to the Purchase Plan, a participant will pay for the shares purchased on the Purchase Date with contributions made through payroll deductions over the applicable purchase period. An employee may not purchase more than $25,000 of market value in Common Stock in any one calendar year and an employee owning 5% or more of the Company’s voting stock may not participate in the Purchase Plan. As of February 27, 2004, a total of 20,198 shares have been issued under the Purchase Plan at an average price of $15.35 per share.

Benefit Plan

The Board of Directors has approved a 401(k) plan for employees of the Bank. As of December 31, 2003, the Bank matches 50% of an employee’s contributions to the 401(k) plan, up to a maximum of 6% of the employee’s annual compensation. For the years ended December 31, 2003 and 2002, the Bank contributed approximately $130,000 and $112,000 respectively, to the plan. The matching contributions, while the same for both 2003 and 2002, are discretionary and are determined by the directors on an annual basis.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is pleased to present this report on executive compensation. This report describes the elements of the Bank’s executive officer compensation programs and the basis on which 2003 compensation determinations were made by the Compensation Committee with respect to the executive officers of the Bank.

Compensation Philosophy and Overall Objectives

The goal of the Bank’s executive compensation policy is to ensure that executive compensation is linked directly to continuous improvements in corporate performance and increases in shareholder value, while concurrently ensuring that key employees are motivated and retained. The following objectives have been established by the Compensation Committee as guidelines for compensation decisions:

•	The Bank must provide a competitive total compensation package that enables the Bank to attract and retain key executives.

•	All of the Bank’s compensation programs must be integrated with its annual and long-term business objectives so that executives remain focused on the fulfillment of these objectives.

•	The Bank’s compensation package must include a variable component that directly links compensation with the overall performance of the Bank, thereby expressly aligning executive compensation with the interest of shareholders.

The Compensation Committee regularly reviews the Bank’s compensation programs to ensure that remuneration levels and incentive opportunities are competitive and reflect performance. The various components of the compensation programs for executive officers are discussed below.

Base Salary

Base salary levels are largely determined through comparison with banking organizations of a size similar to the Bank. Both local and regional surveys are utilized to establish base salaries that are within the range of those persons holding positions of comparable responsibility at other banking organizations of a size and complexity similar to the Bank. Actual base salaries also are intended to reflect individual performance contributions as determined through job evaluations. In addition to individual job performance and the above-referenced market comparisons, other factors may be taken into consideration, such as cost of living increases as well as an individual’s perceived potential with the Bank. All executive officer base salary levels are considered by the Compensation Committee to be competitive within a necessary and reasonable range.

It has become the established practice of the Compensation Committee to review and, if deemed appropriate, adjust the base salaries of the Bank’s executive officers on a yearly basis. Accordingly, base salaries were reviewed and adjusted during 2003, and the base salaries of the executive officers in the compensation table appearing in this Proxy Statement reflect the fully annualized base salaries as adjusted and implemented in 2003.

Employee Stock Option Plan

The Bank’s officers and key employees are eligible to participate in the 1998 Stock Option Plan referred to in this Proxy Statement. The objective of this Option Plan is to create competitive levels of compensation which the Compensation Committee believes is important for the retention of the officers and key employees.

2003 Compensation of the Chairman of the Board, President and Chief Executive Officer

In reviewing the 2003 compensation of C. P. Bryan, the Company’s and Bank’s Chairman of the Board, President and Chief Executive Officer, the Compensation Committee undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee members were provided data concerning individual compensation history, executive compensation survey data, and comparative information concerning performance of the Bank. Mr. Bryan’s base salary is reviewed in January of each year and was set at $250,000 for the 2003 fiscal year. In addition to his base salary, Mr. Bryan participates in the Company’s bonus plan and the amount of bonus received is based primarily on overall Company performance. His base salary and bonus is considered to be reasonable and competitive based on published compensation surveys and other publicly available compensation information. For 2003, Mr. Bryan earned a bonus of $87,500. The amount contributed by the Company to the 401(k) Plan in fiscal year 2003 for the benefit of Mr. Bryan was $8,155. The Compensation Committee believes that Mr. Bryan’s total compensation is reasonable and competitive based on comparative published compensation surveys, other publicly available compensation information, performance information and the overall performance of the Company.

The Compensation Committee

Donn C. Fullenweider, Chairperson

Gerald W. Bodzy

James C. Hassell

Wayne C. Owen

Compensation Committee Interlocks and Insider Participation

Prior to the formation of the Company, matters related to employee compensation, employee benefit matters and stock options were considered by the Compensation Committee of the Bank. The Bank’s Compensation Committee consists of the same members as the Company’s Compensation Committee, which are Messrs. Fullenweider, Bodzy, Hassell and Owen, each of whom is an outside director of the Company. During 2003, no member of the Compensation Committee was an officer or employee of the Company or the Bank and no member formerly has served as an officer of the Company or the Bank. No officers of the Company or the Bank participate in Compensation Committee deliberations concerning their compensation or other matters.

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

Many of the directors and officers of the Company and the Bank and principal shareholders of the Company, and each of their associates, are customers of the Bank. During 2003, the Bank made loans in the ordinary course of business to some of the directors, officers and principal shareholders and their associates, all of which were effected on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to have such transactions on similar terms and conditions with the directors and officers of the Company and the Bank and principal shareholders of the Company and each of their associates in the future.

As of February 27, 2004, the Company’s and the Bank’s officers and directors and the Company’s principal shareholders and their affiliates, directly or indirectly, were indebted to the Bank in the aggregate amount of approximately $4.1 million, which amount constituted approximately 13.5% of the Company’s Tier 1 capital as of such date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and officers and persons who own more than 10% of the outstanding Common Stock, to file reports of ownership and changes in ownership of Common Stock and other securities of the Company with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports received by it and representations from certain reporting persons that they have complied with the applicable filing requirements, the Company believes that during the year ended December 31, 2003, all Section 16(a) reporting requirements applicable to the Company’s officers, directors and greater than 10% shareholders were complied with.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors consisted of Messers. Bodzy, Fullenweider, Hassell and Owen. Each member of the Audit Committee is “independent” as defined in Rule 4200(a)(15) of The NASDAQ Stock Market, Inc. listing standards.

Notwithstanding anything to the contrary set forth in any of the Bank’s previous filings under the regulations of the Office of the Comptroller of the Currency or the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

The Audit Committee’s general role as an audit committee is to assist the Board of Directors in overseeing the Company’s financial reporting process and related matters.

The Audit Committee has reviewed with the Company’s management and KPMG LLP (“KPMG”), the Company’s independent auditors, the audited consolidated financial statements of the Company as of and for the year ended December 31, 2003. Management has the responsibility for the preparation of the Company’s consolidated financial statements and the independent auditors have the responsibility for the audit of those statements.

The Audit Committee has also discussed with the Company’s independent auditors the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” The Audit Committee has received and reviewed the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG such independent auditors’ independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by KPMG is compatible with maintaining their independence.

Based on the review and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of KMPG as the independent auditors of the books and accounts of the Company for the year ending December 31, 2004 and the Board concurred with such recommendation.

The Audit Committee

Gerald W. Bodzy, Chairman

James C. Hassell

Donn C. Fullenweider

Wayne C. Owen

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company’s annual consolidated financial statements for fiscal 2003 and 2002, and fees billed for other services rendered by KPMG LLP:

	2003	2002
Audit fees	$80,025	$63,350
Audit related fees	—	—
Tax fees (1)	—	9,000
All other fees	—	—

Total fees	$80,025	$72,350

(1)	Consists of fees billed for professional services rendered for tax filings.

The audit committee pre-approves all auditing and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms of those services.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY

MANAGEMENT OF THE COMPANY AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 27, 2004 by (i) each director and executive officer of the Company, (ii) all directors and executive officers as a group and (iii) each person who is known by the Company to beneficially own 5% or more of the Common Stock. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each person is the same address as the Company.

Name	Positions	Number of Shares Beneficially Owned		Percentage Beneficially Owned(1)
C. P. Bryan	Chairman of the Board, President and Chief Executive Officer of the Company and the Bank	170,000	(2)	8.42%

R. John McWhorter	Secretary, Treasurer and Chief Financial Officer of the Company; Executive Vice President and Chief Financial Officer of the Bank	5,516		*

Gerald W. Bodzy	Director of the Company and the Bank	20,800	(3)	1.07%

Donn C. Fullenweider	Director of the Company and the Bank	14,216		*

James C. Hassell	Director of the Company and the Bank	37,700	(4)	1.93%

Wayne C. Owen	Director of the Company and the Bank	48,350		2.48%

Executive officers and directors as a Group (6 persons)		296,582		14.65%

*	Indicates ownership which does not exceed 1.0%.
(1)	The percentage beneficially owned was calculated based on 1,951,798 shares of common stock issued and outstanding. The percentage assumes the exercise by the shareholder or group named in each row of all options for the purchase of common stock held by such shareholder or group and exercisable within 60 days.
(2)	Includes 49,500 shares held of record by the C. P. Bryan IRA and 68,000 shares which may be acquired within 60 days pursuant to outstanding stock options.
(3)	Consists of 20,800 shares held of record by Bodzy Investment Partnership, Ltd., of which Mr. Bodzy is the general partner.
(4)	Includes 8,000 shares held of record by Hassell Construction Company, Inc. and 500 shares held of record by James C. Hassell Inter-vivos Trust, both of which are controlled by Mr. Hassell, and 4,200 shares which may be acquired within 60 days pursuant to outstanding stock options.

ITEM 2.

APPROVAL OF INCREASE IN SHARES ISSUABLE UNDER THE

COMPANY’S 1998 STOCK OPTION PLAN

On February 17, 2004, the Board of Directors approved an amendment (the “Amendment”) to the Company’s 1998 Stock Option Plan (the “1998 Plan”), increasing the number of shares of Common Stock issuable thereunder from 324,000 shares to 447,000 shares, and recommended that the 1998 Plan, as so amended, be submitted to the Company’s shareholders for approval at the 2004 annual meeting of shareholders. The 1998 Plan was originally approved by the Bank’s shareholders on October 30, 1998 and assumed by the Company in the holding company formation.

The full text of the amendment to the 1998 Plan is set forth in Appendix A to this Proxy Statement. The following summary of the material features of the 1998 Plan is qualified in its entirety by reference to the full text of the 1998 Plan, as proposed to be amended, which is attached to this Proxy Statement as Appendix A. The only change proposed to be made to the 1998 Plan is the increase in shares issuable under the 1998 Plan from 324,000 shares to 447,000 shares.

Purpose of the Amendment

The Company believes that it has been able to attract highly qualified personnel in part through the use of option grants, and that it is desirable to have the continued flexibility to attract additional personnel, if needed, and to retain and reward exceptional performance by employees through additional option grants. The Company believes that options should be widely distributed. The Company has used the 1998 Plan for this purpose. As of February 27, 2004, options to purchase 243,650 shares of Common Stock were outstanding, options covering 11,600 shares had been exercised and options for only 64,250 shares of Common Stock remained available for grant. Accordingly, the Board of Directors approved the Amendment in order to maintain the 1998 Plan as a continuing source of employee and director incentives.

Administration

The Company’s Compensation Committee (the “Committee”) administers the 1998 Plan and has sole authority to select the employees (“Optionees”) eligible to receive grants of options (“Options”) that are either incentive stock options (“Incentive Stock Options”) within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not constitute incentive stock options (“Nonstatutory Stock Options”). The 1998 Plan, as proposed to be amended, provides for the grant of options to acquire 447,000 shares of Common Stock (subject to certain adjustments in the event of stock dividends, stock splits and certain other events). The committee which administers the 1998 Plan must be comprised solely of two or more disinterested directors (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and applicable interpretive authority thereunder). The Compensation Committee selects the officers, key employees and non-employee directors of the Company to whom options may be granted and determines the vesting and other terms of the option agreements representing such options.

Stock Options

The exercise price of options granted under the 1998 Plan is determined by the Committee, but in the case of an Incentive Stock Option, the exercise price shall not be less than the fair market value of the Common Stock on the date the option is granted. In addition, the Committee has advised the Company that it will not grant any Nonstatutory Stock Option having an exercise price that is less than the fair market value of the Common Stock on the date the option is granted. No person may receive any Incentive Stock Option if, at the time of grant such person owns directly or indirectly more than 10% of the total combined voting power of the Company unless the option price is at least 110% of the fair market value of the Common Stock and such Incentive Stock Option is by its terms not exercisable after the expiration of five years from the date of grant. There is also a $100,000 limit on the value of stock (determined at the time of grant) covered by Incentive Stock Options that first became exercisable by an optionee in any calendar year. No option may be granted more than ten years after the effective date of the 1998 Plan, which is October 30, 1998, the date of its adoption by the Board of Directors of the Bank. Each option expires on the tenth anniversary of the date of grant, except for options that may be granted pursuant to the second sentence of this paragraph. Shares covered by grants of stock options under the 1998 Plan may be issued by the Company from authorized but unissued stock, from shares previously issued and reacquired by the Company, or any combination of such sources.

Amendment and Termination

The Board of Directors may amend or terminate the 1998 Plan at any time, except that it may not make any change to a previously granted Option which would impair the optionee’s rights without the optionee’s consent and, without shareholder approval, it may not make any amendment that would (i) increase the aggregate number of shares which may be issued pursuant to the provisions of the 1998 Plan, (ii) change the class of individuals eligible to receive Options under the 1998 Plan, (iii) extend the term of the 1998 Plan or any option granted thereunder, (iv) decrease the option price of any Option granted under the 1998 Plan or (v) withdraw the administration of the 1998 Plan from the Compensation Committee. Except with respect to Options then outstanding, if not sooner terminated, the 1998 Plan shall terminate and no further Options shall be granted after the expiration of ten years from the date of its adoption.

Recapitalization or Change in Control

The 1998 Plan includes customary provisions providing for proportionate adjustments in the number of shares subject to outstanding options and the option exercise prices in the event of stock dividends, stock splits and other events. In addition, upon the occurrence of a Corporate Change, as defined in the 1998 Plan (generally meaning a change in control of the Company), the Compensation Committee, in its sole discretion, may accelerate the vesting of all or a portion of the outstanding options.

Tax Effects of Participation in the Plan

Status of Options. The federal income tax consequences both to the Optionee and the Company of options granted under the 1998 Plan differ depending on whether an Option is an Incentive Stock Option or a Nonstatutory Stock Option.

Nonstatutory Stock Options. No federal income tax is imposed on the Optionee upon the grant of a Nonstatutory Stock Option. Generally, upon the exercise of a Nonstatutory Stock Option, the Optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price paid for such shares. Upon a subsequent disposition of the shares received upon exercise of a Nonstatutory Stock Option, any difference between the amount realized on the disposition and the basis of the shares (option price plus any ordinary income recognized) would be treated as long-term or short-term capital gain or loss, depending on the holding period of the shares. Upon an Optionee’s exercise of a Nonstatutory Stock Option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the Optionee.

Incentive Stock Options. No federal income tax is imposed on the Optionee upon the grant or exercise of an Incentive Stock Option. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be included in the calculation of the Optionee’s alternative minimum tax liability, if any. If the Optionee does not dispose of shares acquired pursuant to the exercise of an Incentive Stock Option within two years from the date the Option was granted or within one year after the shares were transferred to him, no income is recognized by the Optionee by reason of the exercise of the Option, and the difference between the amount realized upon a subsequent disposition of the shares and the option price of the shares would be treated as long-term capital gain or loss. In such event, the Company would not be entitled to any deduction in connection with the grant or exercise of the Option or the disposition of the shares so acquired. If an Optionee disposes of shares acquired pursuant to his exercise of an Incentive Stock Option prior to the end of the two-year or one-year holding periods noted above, the disposition would be treated as a disqualifying disposition and the Optionee would be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or, in the case of a sale in which a loss would be recognized, the amount realized on such sale, if less) over the option price. Any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long-term or short-term capital gain, depending on the holding period of the shares. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the Optionee.

Plan Benefits

Because options under the 1998 Plan are granted at the discretion of the Committee, it is not possible for the Company to determine and disclose the amount of future options that may be granted to the Named Executive Officers and the executive officers as a whole, if the amendment to the 1998 Plan is approved. See “Executive Compensation—Option Grants During 2003” for information regarding option grants to the Named Executive Officers during 2003 under the 1998 Plan.

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on this item at the Meeting is required to approve the amendment to the 1998 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY’S 1998 STOCK OPTION PLAN.

ITEM 3.

AMENDMENT TO THE COMPANY’S

ARTICLES OF INCORPORATION TO INCREASE

NUMBER OF AUTHORIZED SHARES

The Company’s Articles of Incorporation currently authorize a total of 5,000,000 shares of Common Stock, par value $1.00 per share. As of February 27, 2004, there were 1,951,798 shares of Common Stock issued and outstanding; an additional 312,400 shares are reserved for issuance under the Company’s 1998 Plan [defined on prior page]; an additional 279,802 shares are reserved for issuance under the Company’s Employee Stock Purchase Plan; and an additional 123,000 shares will be required to be reserved for issuance under the 1998 Plan assuming approval of the amendment to the 1998 Plan, which leaves only 2,333,000 authorized shares for other purposes under the Articles of Incorporation.

Reasons for the Proposed Amendment

The Board of Directors believes that it is in the best interests of the Company and shareholders to have available additional authorized but unissued shares of Common Stock for use in connection with employee benefit plans, possible acquisitions, stock splits, stock dividends raising additional capital and other corporate purposes. Except for issuances of shares of Common Stock pursuant to the Company’s 1998 Stock Option Plan and Employee Stock Purchase Plan, the Board of Directors has no present plans, understandings or agreements for the issuance of any of the additional shares. If authorization of an increased amount of Common Stock were postponed until a specific need arose, a significant amount of time and expense would be consumed incident to shareholder action on the proposed issuance. Authorized shares of Common Stock may be issued by action of the Board of Directors from time to time without further approval by the shareholders subject to applicable rules of the National Association of Securities Dealers, Inc., if then applicable to the Company.

Possible Effects of the Proposed Amendment

The Board of Directors has therefore approved an amendment to Article 4, Section 4.1 of the Company’s Articles of Incorporation which would increase the number of authorized shares of Common Stock from 5,000,000 shares to 20,000,000 shares. The holders of shares of Common Stock are not entitled to any preemptive right to purchase or have offered to them any shares or other securities of the Company whether now or hereafter authorized. Any issuance of shares of Common Stock on other than on a pro rata basis to all shareholders would dilute the voting power and percentage of share ownership and may reduce the portion of dividends and liquidation proceeds payable to current shareholders. In addition, the issuance of shares of Common Stock in connection with an acquisition could dilute the Company’s earnings per share, but any such dilution would be expected to be only for the short term.

In addition to the corporate purposes discussed above, the proposed amendment to the Company’s Articles of Incorporation could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed amendment may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock is required to approve the proposed amendment to the Company’s Articles of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION.

ITEM 4.

PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed KPMG LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2004. KPMG LLP has served as the Company’s independent audit firm continuously for five years.

At the Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of KPMG LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting. Representatives of KPMG LLP will be present at the Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY SUCH APPOINTMENT.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

In order for shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2005 Annual Meeting of Shareholders and included in the Company’s proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company’s principal executive offices not later than November 22, 2004. Shareholder proposals should be submitted to the Secretary of the Company at 6809 FM 1960 West, Houston, Texas 77069.

OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the Meeting and does not know of any other matters that are to be presented for action at the Meeting. However, if any other matter does properly come before the Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope promptly.

By order of the Board of Directors,

C. P. Bryan President and Chief Executive Officer

APPENDIX A

Republic National Bank

1998 Stock Option Plan

Amended and Restated to be the

REPUBLIC BANCSHARES OF TEXAS, INC.

1998 STOCK OPTION PLAN

(as proposed to amended)

W I T N E S S E T H:

WHEREAS, the Board of Directors of Republic National Bank (the “Bank”) previously adopted the Republic National Bank 1998 Stock Option Plan to be effective on October 30, 1998 and such plan was approved by the stockholders of the Bank; and

WHEREAS, the Bank, Republic Bancshares of Texas, Inc. (the “Company”) and RBT Holdings, Inc. entered into that certain Agreement and Plan of Reorganization dated as of May 30, 2001 (the “Reorganization Agreement”), pursuant to which the Company became a holding company for the Bank effective September 7, 2001 (the “Reorganization”);

WHEREAS, pursuant to the Reorganization Agreement, the outstanding options granted under the Republic National Bank 1998 Stock Option Plan to purchase shares of Bank common stock are to be converted into options to purchase shares of Company common stock, at a rate of one share of Company common stock for each share of Bank common stock;

WHEREAS, the Republic National Bank 1998 Stock Option Plan is to be renamed the Republic Bancshares of Texas, Inc. 1998 Stock Option Plan;

NOW, THEREFORE, effective September 7, 2001, the Republic National Bank 1998 Stock Option Plan is assumed by the Company, renamed as the Republic Bancshares of Texas, Inc. 1998 Stock Option Plan and amended and restated as set forth below to continue such plan following the Reorganization.

SECTION 1) Purpose of the Plan. The purpose of the Republic National Bank 1998 Stock Option Plan (“Plan”) is to encourage ownership of common stock, $1.00 par value (“Common Stock”), of the Company, by key employees and directors of the Company and its Affiliates (as defined below) and to provide increased incentive for such key employees and directors to render services and to exert maximum effort for the success of the Bank. In addition, the Bank expects that the Plan will further strengthen the identification of the key employees and directors with the stockholders. Certain options to be granted under this Plan are intended to qualify as incentive stock options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), while other options granted under this Plan will be nonqualified options which are not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options as provided in Section 6 hereof. As used in this Plan, the term “Affiliates” means any “parent corporation” of the Bank and any “subsidiary corporation” of the Bank within the meaning of Code Sections 424(e) and (f), respectively.

A1

SECTION 2) Administration of the Plan.

a) Composition of Committee. The Plan shall be administered by the Compensation Committee (the “Committee”) designated by the Board of Directors of the Company (the “Board”), which shall also designate the Chairman of the Committee. If the Company is governed by Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Committee shall consist solely of two or more “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission (the “Commission”) under the Exchange Act.

b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3) Stock Reserved for the Plan. Subject to adjustment as provided in Section 6 hereof, the aggregate number of shares of Common Stock that may be optioned under the Plan is 447,000. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be canceled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under the Plan.

SECTION 4) Eligibility. The persons eligible to participate in the Plan as a recipient of options (“Optionee”) shall include only key employees and directors of the Company or its Affiliates at the time the option is granted. A key employee or director who has been granted an option hereunder may be granted an additional option or options, if the Committee shall so determine.

SECTION 5) Grant of Options.

a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive options under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, and (iii) to determine the type of option granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options; provided that a director who is not an employee may not receive ISOs. If the Company is governed by Section 16 of the Exchange Act, the Committee shall specifically pre-approve each grant to each Optionee subject to Section 16(b) in accordance with Rule 16b-3 as amended, unless such grant is or will be otherwise exempt from Section 16(b). The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

A2

b) Stockholder Approval. All options granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the shares of the Company present, or represented by proxy, and entitled to vote at a meeting at which a quorum is present, or by written consent in accordance with the laws of the United States and the State of Texas, as may be applicable; provided that if such approval by the stockholders of the Company is not forthcoming, all options previously granted under this Plan shall be void.

c) Limitation on Incentive Stock Options. The aggregate fair market value (determined in accordance with Section 6.(b) of this Plan at the time the option is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Optionee during any calendar year under all such plans of the Company and its Affiliates shall not exceed $100,000.

SECTION 6) Terms and Conditions. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

a) Option Period. The Committee shall promptly notify the Optionee of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Optionee, provided that the option grant shall expire if a written agreement is not signed by said Optionee (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Optionee of such agreement. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Optionee after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration, with the approval of the Committee and the Optionee, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliates (“Ten Percent Stockholder”), such period shall not exceed five years from the date of grant.

b) Option Price. The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option under this Plan shall be determined by the Committee prior to granting the option. The Committee shall set the purchase price for each share subject to a Nonqualified Option at either the fair market value of each share on the date the option is granted, or at such other price as the Committee in its sole discretion shall determine.

At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

c) Exercise Period. The Committee may provide in the option agreement that an option may be exercised in whole, immediately, or is to be exercisable in increments.

A3

d) Procedure for Exercise. Options shall be exercised by the delivery of written notice to the Secretary of the Company setting forth the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by (i) cash, cashier’s check, Company draft, or postal or express money order payable to the order of the Company, (ii) subject to the approval by the Committee, certificates representing shares of Common Stock theretofore owned by the Optionee duly endorsed for transfer to the Company, or (iii) any combination of the preceding, equal in value to the full amount of the exercise price. Notice may also be delivered by fax or telecopy provided that the purchase price of such shares is delivered to the Company via wire transfer on the same day the fax is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An Optionee shall be deemed to be a stockholder with respect to shares covered by an option on the date the Company receives such written notice and such option payment. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee’s name or such other name as Optionee directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee at the address specified pursuant to this Section 6.(d).

e) Termination of Employment. If an Optionee to whom an option is granted ceases to be employed by the Company or any of its Affiliates or ceases to serve on the Board of the Company or any of its Affiliates for any reason other than death or disability, any option which is exercisable on the date of such termination of employment or cessation of serving on the Board may be exercised during a three month period after such date, but in no event may the option be exercised after its expiration under the terms of the option agreement; provided, however, that if an Optionee’s employment or service on the Board is terminated because of the Optionee’s theft or embezzlement from the Company or any of its Affiliates, disclosure of trade secrets of the Company or any of its Affiliates or the commission of a willful, felonious act while in the employment of the Company or any of its Affiliates (such reasons shall hereinafter be collectively referred to as “for cause”), then any option or unexercised portion thereof granted to said Optionee shall expire upon such termination of employment or cessation of serving on the Board.

f) Disability or Death of Optionee. In the event of the determination of disability or death of an Optionee under the Plan while the Optionee is employed by the Company or any of its Affiliates or while the Optionee serves on the Board of the Company or any of its Affiliates, the options previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a one year period after the date of such determination of disability or death, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. An Optionee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company or any of its Affiliates of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

g) Assignability. An option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. During the lifetime of an Optionee, an option shall be exercisable only by him or his authorized legal representative.

h) Incentive Stock Options. Each option agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option designated as an ISO.

A4

i) No Rights as Stockholder. No Optionee shall have any rights as a stockholder with respect to shares covered by an option until the option is exercised by the written notice and accompanied by payment as provided in clause (d) above.

j) Extraordinary Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company merges, consolidates, sells all of its assets or dissolves (each of the foregoing a “Fundamental Change”), then thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a “group” as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a “Corporate Change”), the Committee, in its sole discretion, may accelerate the time at which all or a portion of an Optionee’s options may be exercised for a limited period of time before or after a specified date.

k) Changes in Company’s Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate option price.

l) Acceleration of Options. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, than an adjustment is necessary to provide equitable treatment to Optionee. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 6.

A5

SECTION 7) Amendments or Termination. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Optionee, without his consent, under any option theretofore granted, or which, without the approval of the stockholders, would: (i) except as is provided in Section 6.(k) of the Plan, increase the total number of shares reserved for the purposes of the Plan, (ii) change the class of persons eligible to participate in the Plan as provided in Section 4 of the Plan, (iii) extend the applicable maximum option period provided for in Section 6.(a) of the Plan, (iv) extend the expiration date of this Plan set forth in Section 14 of the Plan, (v) except as provided in Section 6.(k) of the Plan, decrease to any extent the option price of any option granted under the Plan or (vi) withdraw the administration of the Plan from the Committee.

SECTION 8) Compliance With Other Laws and Regulations. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in Sections 6.(j), 6.(k) and 6.(l) shall be subject to any stockholder action required by Texas or federal law.

SECTION 9) Purchase for Investment. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option under this Plan may be required by the Company to give a representation in writing that he or she is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 10) Taxes.

a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

b) Notwithstanding the terms of Section 10.(a), any Optionee may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a Nonqualified Option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Section 6.(b), equal to the amount required to be withheld or paid; provided, however, that, if the Optionee is subject to Section 16 of the Exchange Act, such tax withholding or delivery right must be specifically pre-approved by the Committee as a feature of the option or otherwise approved in accordance with Rule 16b-3. An Optionee must make the foregoing election on or before the date that the amount of tax to be withheld is determined.

SECTION 11) Replacement of Options. The Committee from time to time may permit an Optionee under the Plan to surrender for cancellation any unexercised outstanding option and receive from the Company in exchange an option for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including reducing the exercise price of any option to not less than the fair market value of the Common Stock at the time of the amendment and extending the term thereof.

SECTION 12) No Right to Company Employment or Directorship. Nothing in this Plan or as a result of any option granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or any Affiliate or to continue to serve on the Board of the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate to terminate an individual’s employment at any time. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

A6

SECTION 13) Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to an Optionee or other persons as to:

a) Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

b) Tax Consequences. Any tax consequence expected, but not realized, by any Optionee or other person due to the exercise of any option granted hereunder.

SECTION 14) Effectiveness and Expiration of Plan. The Plan became effective upon adoption by the Board of Directors of the Bank on October 30, 1998 (the “Effective Date”). The Plan was presented and approved by the stockholders of the Bank for the purposes of: (i) obtaining favorable treatment under Section 16(b) of the Exchange Act and (ii) satisfying one of the requirements of Section 422 of the Code governing the tax treatment of ISOs. The Plan was amended and restated by the Board of the Company as of September 7, 2001. The Plan shall expire ten years after the Effective Date and thereafter no option shall be granted pursuant to the Plan.

SECTION 15) Non-Exclusivity of the Plan. Neither the adoption by the Board of Directors of the Bank nor the subsequent approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board of Directors of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 16) Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Texas and applicable federal law.

A7

PROXY REPUBLIC BANCSHARES OF TEXAS, INC. Annual Meeting of Shareholders to be Held on Tuesday, April 20, 2004 This Proxy is Solicited on Behalf of the Board of Directors.

The 2004 Annual Meeting of Shareholders of Republic Bancshares of Texas, Inc. (the “Company”) will be held at 14604 Northwest Freeway (Hwy 290 at Windfern), Houston, Texas on Tuesday, April 20, 2004, beginning at 4:00 p.m., local time. The undersigned hereby acknowledges receipt of the related Notice of 2004 Annual Meeting of Shareholders and Proxy Statement dated March 25, 2004 accompanying this proxy.

P

The undersigned hereby appoints R. John McWhorter and James C. Hassell, and each of them, his attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock, par value $1.00 per share (the “Common Stock”), of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2004 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment thereof.

R

This proxy will be voted FOR the following proposals unless otherwise indicated:

1. ELECTION OF FIVE DIRECTORS to serve until the 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

O

☐        FOR all nominees listed below (except as otherwise indicated*)

☐        WITHHOLD AUTHORITY for all nominees listed below

*Instruction: To withhold authority to vote for any nominee, draw a line through the name of such nominee in the list below.

X	C. P. Bryan Gerald W. Bodzy Donn C. Fullenweider James C. Hassell Wayne C. Owen
Y

2. To consider and act upon a proposal to amend the Republic Bancshares of Texas, Inc. 1998 Stock Option Plan, as amended and restated, to increase the number of shares of Common Stock issuable thereunder from 324,000 shares to 447,000 shares.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To consider and act upon a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock, that the Company has the authority to issue from 5,000,000 shares to 20,000,000 shares.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

(continued on next page)

4. RATIFICATION OF THE APPOINTMENT OF KPMG LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 2004.
☐ FOR	☐ AGAINST	☐ ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign your name exactly as it appears on the certificate(s) representing your shares of Common Stock. If shares are held jointly, all joint owners should sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

Signature(s) of Shareholders(s)

Print or type name(s)

Number of Shares

Date: , 2004

This Proxy is solicited on behalf of the Board of Directors and is revocable at any time before it is exercised. Please complete, sign, date and return the Proxy promptly.